                                 [Tennant Logo]



                                 TENNANT COMPANY

                                    NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 4, 1995


TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Tennant Company will be held at the corporate headquarters of Tennant Company, 701 North Lilac Drive, Minneapolis, Minnesota, on Thursday, May 4, 1995, at 10:30 a.m., Central Daylight Time, for the following purposes:

     (1)  To elect three directors for a three-year term;

     (2)  To approve and ratify the 1995 Stock Incentive Plan;

     (3) To approve and ratify amendments to and the restatement of the Restricted Stock Plan for Nonemployee Directors;

     (4) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company;

     (5) To act upon any other business that may properly come before the meeting.

     Only holders of Common Stock of record at the close of business on March 6, 1995, will be entitled to vote at the meeting or any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to come to the meeting, please sign, date and return your Proxy in the reply envelope provided. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense.



March 27, 1995                               Bruce J. Borgerding, Secretary



                                 TENNANT COMPANY

                         E S T A B L I S H E D   1 8 7 0

           701 N. LILAC DRIVE, P.O. BOX 1452, MINNEAPOLIS, MINN. 55440

                                 [Tennant Logo]

                                 TENNANT COMPANY

                                 PROXY STATEMENT



     This Proxy Statement is furnished in connection with the solicitation by Tennant Company (the "Company"), on behalf of its Board of Directors, of Proxies for the Annual Meeting of Shareholders to be held Thursday, May 4, 1995, and any adjournment thereof. Stock represented by Proxies will be voted. Where specification is made in the Proxy, the stock will be voted in accordance therewith. Where no specification is made in the Proxy, the stock will be voted for all proposals. Proxies may be revoked at any time before being voted by giving written notice of revocation at the mailing address noted or at the meeting, or by a later-dated Proxy delivered to an officer of the Company. Personal attendance and voting in person does not revoke a written Proxy.

     There were outstanding on March 6, 1995, the record date for shareholders entitled to vote at the meeting, 4,938,471 shares of Common Stock, each share being entitled to one vote.

     Expenses in connection with the solicitation of Proxies will be paid by the Company. Solicitation of Proxies will be principally by mail. In addition, several of the officers or employees of the Company may solicit Proxies, either personally or by telephone, or by special letter, from some of the shareholders. The Company also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send Proxies and proxy material to their principals, and will reimburse them for their expenses in so doing.

     The mailing address of the principal executive office of the Company is 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota 55440. This Proxy Statement and form of Proxy enclosed are being mailed to shareholders commencing March 27, 1995.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of February 24, 1995, certain information with respect to all shareholders known to the Company to have been beneficial owners of more than 5% of its Common Stock, and information with respect to the Company's Common Stock beneficially owned by directors and the nominee for director of the Company, the executive officers of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below and all directors and executive officers of the Company as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Common Stock owned by them.

NAME AND ADDRESS              AMOUNT AND NATURE OF                  PERCENT OF
OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP                  COMMON STOCK
-------------------           --------------------                  ------------

First Bank System, Inc.(1)    587,460 shares(2)                         11.9%
Minneapolis, MN
                              First Bank System, Inc. has sole
                              investment authority for 11,640 shares,
                              shared investment authority for
                              571,405(2) shares, sole voting authority for 27,519 shares and shared voting authority for 559,941(2) shares.

George T. Pennock             448,420 shares(3)(4)                       9.1%
Minneapolis, MN

David L. Babson & Co.,        285,500 shares                             5.8%
Inc.(1)
Cambridge, MA
                              David L. Babson & Co., Inc.,
                              has sole investment authority for
                              285,500 shares, sole voting authority
                              for 166,500 shares and shared voting
                              authority for 119,000 shares.

Roger L. Hale                 186,807 shares(5)(6)                        3.8%

Douglas R. Hoelscher          10,747 shares(6)                              *

Richard A. Snyder             10,121 shares(6)                              *

Keith D. Payden               4,863 shares(6)                               *

Janet M. Dolan                4,464 shares(6)                               *

Janice D. Stoney              1,688 shares                                  *

Andrew P. Czajkowski          1,538 shares                                  *

David C. Cox                  1,438 shares                                  *

William A. Hodder             1,438 shares                                  *

Arthur R. Schulze, Jr.        1,438 shares                                  *

Vernon H. Heath               1,338 shares                                  *

William I. Miller             1,112 shares                                  *

NAME AND ADDRESS              AMOUNT AND NATURE OF                  PERCENT OF
OF BENEFICIAL OWNER           BENEFICIAL OWNERSHIP                  COMMON STOCK
-------------------           --------------------                  ------------
Delbert W. Johnson            941 shares                                    *

Arthur D. Collins, Jr.        0 shares                                     --

All directors and executive
officers as a group
(17 persons)                  310,223 shares(6)                          6.3%

* An asterisk in the column listing the percentage of shares beneficially owned indicates the person owns less than 1% of total.

(1) The information set forth above as to the Amount and Nature of Beneficial Ownership is based upon a Schedule 13G statement filed with the Securities and Exchange Commission reflecting beneficial ownership as of December 31, 1994.

(2) This number includes 395,907 shares held in the "unallocated" account, as of December 31, 1994, of the Tennant Company Profit Sharing and Employee Stock Ownership Plan and Trust, as to which an affiliate of First Bank System, Inc. acts as trustee. The number of "allocated" shares held in such trust (367,842 shares as of December 31, 1994) is not included in this number. The Securities and Exchange Commission has taken the position, with respect to similar plans, that the plan trustee is the beneficial owner of shares held in an unallocated reserve pending allocation to participants' accounts. The plan trustee disclaims that it or the Trust is the beneficial owner of shares held in the unallocated account.

(3) Included are 382,400 shares in a trust established by Mr. Pennock's mother for the equal benefit of Mr. Pennock's children and his sister. Mr. Pennock, co-trustee with First Bank, National Association of this trust, has sole voting and investment authority for this trust.

(4) Not included are 4,460 shares owned by certain family members of Mr. Pennock, as to which Mr. Pennock disclaims beneficial ownership.

(5) Mr. Hale has an interest in 72,037 shares in trusts established under the will of his mother, of which he is a beneficiary. These shares are included in the above table.

(6) Includes shares allocated to the individual or group under the Tennant Company Profit Sharing and Employee Stock Ownership Plan.

                              ELECTION OF DIRECTORS

     Pursuant to the Restated Articles of Incorporation of the Company, directors are elected for staggered terms of three years, with approximately one-third of the directors to be elected each year.

     At the meeting, three directors are to be elected. The Board of Directors has designated Andrew P. Czajkowski, William A. Hodder and Arthur D. Collins, Jr. as nominees for election to serve three-year terms ending at the time of the Annual Meeting in 1998 and until their successors are elected and have qualified. Mr. Czajkowski and Mr. Hodder are currently directors of the Company and have previously been elected by the shareholders. Mr. Collins is being nominated for his first term as a director of the Company. The nominees have indicated a willingness to serve, but in case any of the nominees is not a candidate at the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote in favor of the other nominees named and to vote for a substitute nominee in their discretion.

     The affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote in person or by proxy on the election of directors is necessary to elect each nominee. For this purpose, a shareholder voting through a Proxy who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect a negative vote; but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors.

     The following information is furnished with respect to each nominee for election as a director and for each director whose term of office will continue after the meeting:

NAME, AGE AND YEAR                                                    OTHER
FIRST ELECTED DIRECTOR        PRINCIPAL OCCUPATION                    DIRECTORSHIPS
----------------------        --------------------                    -------------

Nominees for election for terms expiring in 1998 (Class III Directors):
Andrew P. Czajkowski          President and Chief Executive
Age:  59                      Officer of Blue Cross Blue Shield
Director Since 1992           of Minnesota.
                              St. Paul, MN.
                              Minnesota health care company.

                              Mr. Czajkowski has been an executive
                              officer of Blue Cross Blue Shield of
                              Minnesota for more than the past
                              five years.

William A. Hodder             Chairman and Chief Executive Officer    Donaldson
Age:  63                      of Donaldson Company, Inc.                Company, Inc.
Director Since 1975           Minneapolis, MN.
                              Manufacturer of filtration devices      Norwest
                              for heavy-duty mobile diesel engines     Corporation
                              and industrial applications.            ReliaStar Financial Corp.
                                                                      SUPERVALU, Inc.
                              Mr. Hodder has been an executive
                              officer of Donaldson Company, Inc.
                              for more than the past five years.

Arthur D. Collins, Jr.        President and Chief Operating Officer   Medtronic, Inc.
Age:  47                      of Medtronic, Inc.
Director Nominee              Minneapolis, MN
                              Manufacturer of therapeutic medical
                              devices.

                              Mr. Collins was named Chief Operating
                              Officer in January 1994 after joining
                              Medtronic, Inc. as Executive Vice
                              President and President of Medtronic
                              International in June 1992.  For more
                              than five years prior to that, Mr.
                              Collins held various management
                              positions with Abbott Laboratories,
                              a diversified healthcare products and
                              services company.

Directors whose terms expire in 1996 (Class I Directors):
Roger L. Hale                 Mr. Hale has been President of          Dayton Hudson
Age:  60                      the Company since January 1975           Corporation
Director Since 1969           and Chief Executive Officer since       First Bank System, Inc.
                              May 1976.  He previously served as
                              Chief Operating Officer from January
                              1975 to May 1976 and as Vice President
                              from April 1969 to December 1974.


                                        4



NAME, AGE AND YEAR                                                    OTHER
FIRST ELECTED DIRECTOR        PRINCIPAL OCCUPATION                    DIRECTORSHIPS
----------------------        --------------------                    -------------
Vernon H. Heath(1)            Chairman and Owner of Rosemount         Medtronic, Inc.
Age:  66                      Office Systems, Inc.                    SUPERVALU, Inc.
Director From 1979-1987       Lakeville, MN.
and Since 1989                Manufacturer of open office
                              furniture systems.

                              Retired Chairman and Chief
                              Executive Officer
                              of Rosemount, Inc.
                              Eden Prairie, MN.
                              Manufacturer of measurement
                              and control instruments.

                              Mr. Heath has been chairman and
                              owner of Rosemount Office Systems,
                              Inc., since November 1994.  He was
                              an executive officer of Rosemount,
                              Inc., for more than five years prior
                              to his retirement in 1994.  Rosemount,
                              Inc., is a subsidiary of Emerson
                              Electric Co.

Delbert W. Johnson            Chairman and Chief Executive Officer    Ault, Inc.
Age:  56                      of Pioneer Metal Finishing.             Coherenet
Director Since 1993           Minneapolis, MN.                         Communications
                              Specialist in metal finishing.           Systems Corp.
                                                                      First Bank System, Inc.
                              Mr. Johnson has been an executive       Safeguard
                              officer of Pioneer Metal Finishing       Scientifics, Inc.
                              for more than the past five years.

Directors whose terms expire in 1997 (Class II Directors):
David C. Cox                  President and Chief Executive Officer   National Computer
Age:  57                      of Cowles Media Company.                 Systems, Inc.
Director Since 1991           Minneapolis, MN.                        ReliaStar Financial Corp.
                              Publisher of newspapers, magazines and
                              related ancillary products.

                              Mr. Cox has been an executive officer
                              of Cowles Media Company for more than
                              the past five years.


William I. Miller             Chairman of Irwin Financial             Cummins Engine
Age:  38                      Corporation                              Company, Inc.
Director Since 1994           Columbus, IN.                           EuroPacific Growth
                              Interrelated group of financial          Fund
                              services companies.                     Irwin Financial
                                                                       Corporation
                              Mr. Miller has been Chairman of Irwin   New Perspective
                              Financial Corporation since 1990.        Fund
                              Prior to that time, he served as
                              President of Irwin Management Company,
                              Inc., a family investment management
                              firm, for seven years.


                                        5



NAME, AGE AND YEAR                                                    OTHER
FIRST ELECTED DIRECTOR        PRINCIPAL OCCUPATION                    DIRECTORSHIPS
----------------------        --------------------                    -------------
Arthur R. Schulze, Jr.        Retired Vice Chairman of the            Inter-Regional
Age:  64                      Board of General Mills, Inc.             Financial Group, Inc.
Director Since 1982           Golden Valley, MN.                      Sealright Co., Inc.
                              A diversified consumer
                              products company.

                              Mr. Schulze was an executive
                              officer of General Mills, Inc.
                              for more than five years prior
                              to his retirement in 1993.

(1) Roger L. Hale, a director and executive officer of the Company, is a first cousin of RIchard M. Adams, a Vice President of the Company.

(2) By Board guidelines, Mr. Heath will resign from the Board of Directors after the meeting, and before the expiration of his term as a director. The resulting vacancy could be filled, for the balance of Mr. Heath's term, by a majority of the remaining directors.

     During 1994, the Board of Directors met on five occasions. The Board of Directors has an Audit Committee composed of Messrs. Cox, Czajkowski, Schulze and Johnson, which met on three occasions during 1994. The primary function of the Audit Committee is to assist the Board in fulfilling its fiduciary responsibilities relating to the Company's internal control procedures and accounting, financial and reporting practices. The Board has an Executive Compensation Committee composed of Messrs. Heath, Cox, Hodder, Miller and Ms. Stoney (who is currently a director but who is not standing for reelection at the meeting), which met on three occasions during 1994. The primary function of the Executive Compensation Committee is to review and develop executive compensation plans of the Company and determine the compensation of officers. The Board has designated an Executive Committee composed of Messrs. Hale, Heath, Hodder and Schulze, which did not meet during 1994. The primary function of the Executive Committee is to exercise the authority of the Board of Directors and the management of the business of the Company in the intervals between meetings of the Board of Directors. The Executive Committee also serves as the Nominating Committee of the Board, and in this capacity it advises and makes recommendations to the Board on matters concerning the selection of candidates as nominees for election as directors. Shareholders who wish to suggest qualified candidates to the Committee should write to Bruce J. Borgerding, Secretary of the Company, at 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota 55440, stating in detail the candidate's qualifications for consideration by the Committee. As noted in the last paragraph of this section of the Proxy Statement, if a shareholder wishes to nominate a director other than a person nominated by or on behalf of the Board of Directors, he or she must comply with certain procedures set out in the Company's Restated Articles of Incorporation. The Board also has designated a Special Litigation Committee composed of Mr. Czajkowski and Ms. Stoney, which did not meet during 1994. All incumbent directors attended more than 75% of the aggregate number of meetings of the Board and committees on which they served during 1994.

     Non-management directors of the Company received an annual retainer plus $750 for each meeting or committee meeting of the Board of Directors during 1994. Pursuant to the Tennant Company Restricted Stock Plan for Nonemployee Directors (the "Director Plan"), the annual retainer is paid in the form of Restricted Stock. Restricted Stock for this purpose is generally issued once every three Board Years (as defined in the Director Plan), in an amount equal to the anticipated annual retainer for the Board Year then commencing and the next two succeeding Board Years, based on the then Fair Market Value (as defined in the Director Plan) of such Restricted Stock. On May 7, 1993 each non-management director was issued 1,035 shares of Restricted Stock, based on a Fair Market Value of $40.578 per share, in payment of the annual retainer for the three Board Years commencing May 7, 1993. The Director Plan provides that the restrictions on the Restricted Stock will lapse only upon the first to occur of
(a) the death of the director, (b) the disability of the director preventing continued service on the Board, (c) retirement of the director from the Board in accordance with any policy on retirement of Board members then in effect, (d) the termination of service as a director by reason of resignation at the request of the Board, the director's failure to have been nominated for re-election to the Board or to have been re-elected by the shareholders, or the director's removal by the shareholders, or (e) a change in control of the Company (as defined in the Director Plan). In no event will the restrictions lapse prior to six months after the date of issuance.

Upon the occurrence of an event causing the restrictions to lapse, Restricted Stock issued to the director in payment for Board Years commencing following the occurrence of the event is forfeited and returned to the Company. As a result of the proposed amendments to and restatement of the Director Plan described under "Approval of Amendments to and Restatement of Restricted Stock Plan for Nonemployee Directors," on January 1, 1995, each non-management director was issued an additional 203 shares of Restricted Stock, based on a Fair Market Value of $46.15 per share, in connection with the annual retainer for the three Board Years commencing May 7, 1993, subject to shareholder approval of such amendments to and restatement of the Director Plan at the meeting.

     Under the Company's Restated Articles of Incorporation, no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination is received from a shareholder of record by the Secretary of the Company not less than 75 days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director.


                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     OVERVIEW AND PHILOSOPHY. The Executive Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for reviewing and developing executive compensation plans of the Company. In addition, the Executive Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Committee also is charged with periodically reviewing the Board of Directors compensation and, when appropriate, recommending to the Board any changes.

     The objectives of the Company's executive compensation program are to:

        - Motivate executives to achieve corporate goals by placing a significant portion of pay at risk.

        - Provide a strong link between the Company's short- and long-term goals and executive compensation.

        - Provide competitive total compensation in order to attract and retain high-caliber key executives critical to the long-term success of the Company.

        - Align the executives' interests with those of the shareholders by providing a significant portion of compensation in Company Common Stock.

     The executive compensation program is intended to provide an overall level of compensation opportunity that is competitive with other U.S. durable goods manufacturing companies. To determine competitiveness, the Committee annually uses sales volume adjusted data from a top-management compensation survey. This data is verified every three to four years through the use of an outside consultant which compares all aspects of the Company's executive compensation with that of other similar companies. Actual compensation levels may be greater or less than average competitive levels depending on annual and long-term Company performance, individual performance against goals set at the beginning of the year, and scope of responsibilities as compared to a similar position within the surveys. The Executive Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal or individual circumstances.

     The Company does not have a policy with respect to the limit under the Internal Revenue Code Section 162(m) on the deductibility of the qualifying compensation paid to its executives, as it is likely for the near future that all such compensation will be deductible by the Company.

     EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program is comprised of base salary, annual cash incentive compensation and long-term incentive compensation in the form of Performance Share grants, Restricted Stock grants and, assuming shareholder approval of the 1995 Stock Incentive Plan, stock options (see "Approval of 1995 Stock Incentive Plan").
All of the long-term plans have a significant portion of their payout in Company Common Stock. In addition, executives receive various benefits, including medical and retirement plans, generally available to employees of the Company.

     BASE SALARY. Base salary levels for the Company's executives are competitively set relative to the average of other U.S. durable goods manufacturing companies of similar size. In determining salaries, the Executive Compensation Committee also takes into account individual experience, performance, and scope of responsibility, although no particular weight is given to any one factor.

     ANNUAL CASH INCENTIVE COMPENSATION. The purpose of the annual cash incentive program is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve their business units' and/or the Company's annual goals. Target bonus awards are set at a level consistent with the averages of other U.S. durable goods manufacturers, after adjusting for sales volume. In fiscal 1994, the following performance measures and weightings were selected: Company sales growth (35%), Company return on average invested capital (35%), Company or Business Unit expense control (10%), and Company or Business Unit asset management (20%).

     STOCK INCENTIVE PLANS. The stock incentive plans are the Company's long-term incentive plans for executive officers and key managers. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock. In order to better define for executives the minimum amount of stock that should be held, the Executive Compensation Committee established in 1993 the following executive stock holding guidelines: CEO - 6 x base salary; Vice Presidents - 4 x base salary; Operating Management - 2 x base salary. Each year the Committee reviews the progress of each executive towards those goals.

     The 1992 Stock Incentive Plan authorizes the Executive Compensation Committee to award executives Performance Share grants and shares of Restricted Stock. Performance Share grants are made annually. Payout is based on Company performance measured by return on average invested capital and sales growth during the four-year performance period. Each of these measures are given approximately equal weight. Restricted Stock grants are made annually and vest 100% at the end of the restriction period. Prior grants of Restricted Stock and Performance Shares were not a factor in determining grant sizes for 1994. The Plan provides for payout of Performance Shares in the form of Company stock and cash. The amounts of the awards increase as a function of higher salary and position in the Company. The size of the awards, as a percent of base salary, is reviewed and adjusted as necessary every three to four years to ensure their competitiveness. The last review was performed by Hewitt Associates in late 1994. This survey showed that Tennant's long-term portion of executive compensation was substantially below market average. As a result, a new stock incentive plan was developed, i.e., the 1995 Stock Incentive Plan, for which shareholder approval is being requested (see "Approval of 1995 Stock Incentive Plan"). A copy of the proposed Plan is attached as Appendix A to this Proxy Statement. This Plan, if approved by the shareholders, gives wider latitude to the Committee in the types of grants that can be given to executives and other key managers, i.e., Restricted Stock, Performance Shares, Options, Stock Appreciation Rights and Other Stock-Based Awards.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Hale's fiscal 1994 base salary and incentive award were determined by the Committee in accordance with the methodology described above.

     Base Salary - Mr. Hale's base salary for fiscal 1994 was $327,132 which approximates the market average for durable goods manufacturing companies of similar size.

     Annual Incentive - Mr. Hale's cash incentive award for fiscal 1994 was
                        $260,097. This amount was based on sales growth of 27% (vs. 3% in 1993), return on average invested capital of 19% (vs. 14% in 1993), inventory turnover of 3.2 (vs.
                        2.8 in 1993), receivables of 51 days sales outstanding (vs. 50 in 1993), and expense as a percent of sales of 34% (vs. 36% in 1993).

     Long-Term Performance Grants - Mr. Hale received in 1994 a non-vested
                                    Performance Share grant equal to 50% of his base salary, a vested performance share grant equal to 13% of his base salary (in lieu of a previous salary increase), and a Restricted Stock grant equal to 10% of his base salary.


                    Vernon H. Heath, Chairman          David C. Cox
                       William A. Hodder             Janice D. Stoney
                       William I. Miller

                       Members of the Executive Compensation Committee

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the "named executive officers").


                                                                LONG-TERM
                                                              COMPENSATION
                                                           ------------------
                                  ANNUAL COMPENSATION      AWARDS      PAYOUTS
------------------------------------------------------------------------------------------------
                                                          RESTRICTED               ALL OTHER
       NAME AND                                             STOCK        LTIP       COMPEN-
  PRINCIPAL POSITION          YEAR      SALARY     BONUS  AWARD(S)(1)  PAYOUTS(2)  SATION(3)
                                         ($)        ($)      ($)          ($)         ($)
-------------------------------------------------------------------------------------------------
 Roger L. Hale                1994      327,132   260,097   53,156      101,400     25,426
 President and                1993      315,777         0   31,542       72,811      8,305
 Chief Executive Officer      1992      313,664    92,929   33,078      157,383     11,187

 Douglas R. Hoelscher         1994      182,436    84,614   18,818       34,394     30,417
 Senior Vice President        1993      161,507         0   16,128       25,352     12,248
                              1992      162,325    28,054   16,909       56,845     17,805

 Richard A. Snyder            1994      173,880    80,646   24,008       33,866     30,381
 Vice President,              1993      163,449         0   16,338       24,845     12,711
 Treasurer and                1992      161,692    27,944   16,909       55,893     18,884
 Chief Financial Officer

 Janet M. Dolan               1994      148,814    71,294   21,728       23,204      9,220
 Senior Vice President        1993      125,155         0   12,516       15,008      2,328
 and General Counsel          1992      117,240    20,262   12,321       20,852      4,283

 Keith D. Payden              1994      149,148    69,175   22,650       12,741     25,932
 Vice President               1993      131,416         0    9,828        9,177     10,123
                              1992      119,974    16,361    8,288       20,203     13,602

(1) The value of the Restricted Stock awards was determined by multiplying the fair market value of the Company's Common Stock on the date of grant by the number of shares awarded. As of December 31, 1994, and using the fair market value of the Company's Common Stock as of that date, the number and value of aggregate Restricted Stock award holdings were as follows: 1,096 shares ($52,882) by Mr. Hale, 388 shares ($18,721) by Mr. Hoelscher, 495 shares ($23,884) by Mr. Snyder, 448 shares ($21,616) by Ms. Dolan, and 467 shares ($22,533) by Mr. Payden. These shares of Restricted Stock have a two-year vesting period, from respective dates of issuance. Dividends are paid on Restricted Stock awards at the same time and rate as paid to all shareholders.


                                        9


(2) Amounts represent the dollar value of Performance Shares paid out in each fiscal year. Performance Shares were paid in Common Stock on a share-for-share basis with respect to a minimum of 60% (for 1992 payments) or 50% (for 1993 and 1994 payments) of the Performance Shares earned (valued, for this purpose, as of December 31 of the respective years of payment), and the balance was paid in cash. The Tennant Company 1992 Stock Incentive Plan allows participants to defer receipt of payments of Performance Shares. Participants who elect such a deferral are eventually paid entirely in Common Stock and will also receive supplemental shares in amounts that roughly approximate dividends that were not received as a result of the deferral. Payments thus deferred are reported in the table for the year in which they would have been paid but for such deferral election.

(3) Amounts represent payments under the Company's Profit Sharing and Employee Stock Ownership Plan and the Company's Excess Benefit Plan as follows: (a) Profit Sharing Contributions (up to 5% of certified earnings, the first 2% of which are contributed to participants' accounts through the allocation of Company Common Stock from the unallocated ESOP reserve, with the remainder (if any) of such contributions paid to the participants in cash) were paid as follows for 1992, 1993 and 1994, respectively: $4,577.20, $2,064.07 and $12,100.87 to Mr. Hale, $3,807.58, $1,413.51 and $7,138.74 to
     Mr. Hoelscher, $3,792.73, $1,430.51 and $1,944.64 to Mr. Snyder, $2,750.04,
     $1,095.36 and $6,411.24 to Ms. Dolan, and $2,726.70, $1,150.15 and
     $6,383.57 to Mr. Payden; (b) employer Matching Contributions relating to employee Individual Shelter Contributions (Internal Revenue Code Section 401(k) contributions) were paid as follows for 1992, 1993 and 1994, respectively, through the allocation of Company Common Stock from the unallocated ESOP reserve: $3,054.80, $1,785.96 and $3,234.00 to Mr. Hale, $1,184.78, $983.97 and $1,094.62 to Mr. Hoelscher, $2,328.87, $1,799.84 and
     $2,434.32 to Mr. Snyder, $1,532.88, $1,232.19 and $1,405.89 to Ms. Dolan,
     and $1,699.58, $1,445.58 and $1,959.84 to Mr. Payden; (c) Profit Related
     Retirement Contributions were paid as follows for 1992, 1993 and 1994, respectively: $12,812.51, $8,850.61 and $11,145.00 to Mr. Hoelscher,
     $12,762.53, $8,957.02 and $11,145.00 to Mr. Snyder, and $9,175.35,
     $7,201.60 and $11,145.00 to Mr. Payden; and (d) Excess Benefit Plan payments were made as follows for 1992, 1993 and 1994, respectively:
     $3,554.67, $4,446.60 and $10,090.43 to Mr. Hale, $0.00, $0.00 and
     $11,037.80 to Mr. Hoelscher, $0.00, $523.14 and $9,856.76 to Mr. Snyder,
     $0.00, $0.00 and $1,402.17 to Ms. Dolan, and $0.00, $325.67 and $6,387.57
     to Mr. Payden.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     The following table summarizes Performance Share awards made during the last fiscal year under the Tennant Company 1992 Stock Incentive Plan for the named executive officers.

                                                               ESTIMATED FUTURE PAYOUT SUNDER
                                                               NON-STOCK PRICE-BASED PLANS(1)
                                                          ----------------------------------------
                       NUMBER OF         PERFORMANCE
                     SHARES, UNITS     OR OTHER PERIOD
                       OR OTHER        UNTIL MATURATION     THRESHOLD       TARGET        MAXIMUM
   NAME                RIGHTS(#)          OR PAYOUT            ($)            ($)           ($)
--------------------------------------------------------------------------------------------------
Roger L. Hale           4,385             4 years               0            211,576       492,970

Douglas R. Hoelscher    1,592             4 years               0             76,814       178,959

Richard A. Snyder       1,258             4 years               0             60,699       141,421

Janet M. Dolan          1,012             4 years               0             48,829       113,774

Keith D. Payden         1,079             4 years               0             52,062       121,301


                                       10



(1) Payout of Performance Share awards is based on Company performance during a four-year performance period. Payout can range from 0% to 233% of the performance grant, which represents the threshold and maximum payouts, respectively. Payout of 100% of the performance grant represents the target payout. Awards are payable in Common Stock of the Company on a share-for-share basis with respect to 50% of the Performance Shares earned and in cash with respect to 50% of the Performance Shares earned, unless the participant elects in advance to receive a greater portion in stock. The value of the estimated future payouts was determined using the fair market value of the Company's Common Stock on December 31, 1994.

     The Executive Compensation Committee may provide at the time Performance Share awards are made that all or a portion of the Performance Shares awarded will be "Vested Performance Shares." Such Vested Performance Shares will be earned upon termination of the participant's employment prior to the end of the performance period, whether such termination of employment occurs by reason of retirement, death, disability, or otherwise. Of the total Performance Shares set forth in the table, the following number of Performance Shares are Vested Performance Shares: Mr. Hale, 905; Mr. Hoelscher, 427; Mr. Snyder, 407; Ms. Dolan, 327; and Mr. Payden, 349.

MANAGEMENT AGREEMENTS

     The Company is a party to management agreements (the "Agreements") with certain of the executive officers of the Company. The purpose of each of the Agreements is to encourage the executive (a) to continue to carry out his or her duties in the event of the possibility of a change in control of the Company, and (b) to remain in the service of the Company in order to facilitate an orderly transition in the event of an actual change in control of the Company.

     Under the terms of each of the Agreements, if, between the occurrence of a change in control of the Company and the three-year anniversary date of such occurrence, an executive's employment is involuntarily terminated (for any reason other than death, disability, or for cause), the executive will be entitled to receive severance compensation. If an executive resigns after certain changes in the executive's duties, compensation, benefits or work location, the executive shall be deemed to have been involuntarily terminated. Severance compensation is payable also if the termination occurs before the change of control but after steps to change control have been taken. Severance compensation consists of three times the executive's average annual taxable compensation during the five taxable years preceding the change in control plus the continuation of certain insurance benefits, minus $1.00, subject to reduction for payments under employee benefit plans of the Company contingent upon a change in control of the Company and for the amount of any other severance compensation paid by the Company to the executive under any other agreement of the Company providing compensation in the event of involuntary termination. As of the date of this Proxy Statement, the total severance compensation for Mr. Hale would be $1,739,306; Mr. Hoelscher, $780,716;
Mr. Snyder, $767,360; Ms. Dolan, $460,577 and Mr. Payden, $452,027. The Company also will reimburse an executive for legal fees and expenses incurred in resolving disputes under the Agreement.


TENNANT COMPANY DEFINED BENEFIT RETIREMENT PLAN

     The Tennant Company Defined Benefit Retirement Plan provides fixed retirement benefits for certain employees of the Company. Based upon certain assumptions, including continuation of the Retirement Plan as of January 1, 1995, without amendment, the following table shows the annual retirement benefits (including the additional retirement benefits described in the second sentence under "Tennant Company Excess Benefit Plan" below) which would be payable as a straight life annuity to persons at various salary levels after specified years of service.


                                    YEARS OF CREDIT SERVICE
                 --------------------------------------------------------------
   ANNUAL
 COMPENSATION       10            15           20           25           30
 ------------    ---------    ---------     ---------    ---------    ---------
  $  50,000      $  5,519     $  8,279      $ 11,039     $ 13,798     $ 16,558
    100,000        12,519       18,779        25,039       31,298       37,558
    150,000        19,519       29,279        39,039       48,798       58,558
    200,000        26,519       39,779        53,039       66,298       79,558
    250,000        33,519       50,279        67,039       83,798      100,558
    300,000        40,519       60,779        81,039      101,298      121,558
    350,000        47,519       71,279        95,039      118,798      142,558
    400,000        54,519       81,779       109,039      136,298      163,558
    450,000        61,519       92,279       123,039      153,798      184,558
    500,000        68,519      102,779       137,039      171,298      205,558
    550,000        75,519      113,279       151,039      188,798      226,558
    600,000        82,519      123,779       165,039      206,298      247,558

     Under the Retirement Plan, benefits are payable based upon a percentage of a participant's final average pay excluding bonus, overtime or other special forms of remuneration. Currently under ERISA, as amended, the maximum annual amount that can be paid during 1995 to any individual is $120,000. Amounts in excess of that maximum as well as amounts based on compensation that is excluded from the Plan formula by ERISA or the terms of the Plan are covered under the Tennant Company Excess Benefit Plan. The years of credited service under the Retirement Plan for executive officers are: Mr. Hale 13 years and Ms. Dolan 9 years. Were Mr. Hale or Ms. Dolan to retire currently, the final average pay used by the Plan to determine benefits payable pursuant to the above table as of December 31, 1994 would be $411,422 for Mr. Hale and $145,471 for Ms. Dolan.

     The figures above are not subject to deductions for Social Security or other offset amounts.

TENNANT COMPANY EXCESS BENEFIT PLAN

     An Excess Benefit Plan provides additional retirement benefits for highly compensated employees participating in the Tennant Company Profit Sharing and Employee Stock Ownership Plan or the Retirement Plan. Employees participating in the Excess Benefit Plan will receive a retirement benefit equal to the additional benefits which would have been provided under the Retirement Plan if
(a) the limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code were not applicable, and (b) management bonuses were included in certified earnings for the year in which they were earned. Employees participating in the Excess Benefit Plan also receive cash payments of amounts which would have been contributed by the Company to the Tennant Company Profit Sharing and Employee Stock Ownership Plan as Profit Related Retirement Contributions or Matching Contributions if various limitations imposed by the Internal Revenue Code were not applicable.

                          COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return on the Media General Composite Index and the index for NASDAQ stocks--manufacturing machinery, non-electrical, published by the Center for Research in Security Prices of the University of Chicago graduate School of Business over the same period (assuming the investment of $100 in the Company's Common Stock, the Media General Composite Index and the Center for Research in Security Prices published Industry Index on December 31, 1989, and reinvestment of all dividends).

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                     [Graph]

                                     Legend:

- Tennant Company (TANT)  - Published Industry Index      - Overall Stock Market
                            provided by the Center for      Performance (Media
                            Research in Security Prices     General Composite
                            (CRSP), University of Chicago   Index -- Approx.
                            Graduate School of Business     7,000 Companies)
                            (CRSP Index for NASDAQ
                            Stocks - Manufacturing
                            Machinery, Non-electrical, SIC
                            Codes 3500 through 3599)


ASSUMES $100 INVESTED ON DECEMBER 31, 1989, WITH DIVIDENDS REINVESTED.


                    1989      1990      1991      1992      1993      1994

------------------------------------------------------------------------------
Tennant Company     100.0     103.3     109.8     134.5     151.7     160.5
------------------------------------------------------------------------------
Published Industry
Index               100.0      98.5     137.1     180.7     185.1     197.4
------------------------------------------------------------------------------
Overall Stock
Market Performance  100.0      93.0     120.0     124.8     143.3     142.1
------------------------------------------------------------------------------

                             SECTION 16(A) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all
Section 16(a) filing requirements were met for the year ended December 31, 1994.

                      APPROVAL OF 1995 STOCK INCENTIVE PLAN

INTRODUCTION

     The Company's Board of Directors, following approval by the Executive Compensation Committee of the Board, authorized the adoption of the Tennant Company 1995 Stock Incentive Plan (the "1995 Plan") effective as of February 10, 1995, subject to the approval of the 1995 Plan by the shareholders no later than May 31, 1995. A copy of the 1995 Plan is attached as Appendix A to this Proxy Statement, and this discussion is qualified in its entirety by reference to the full text of the 1995 Plan.

     The Executive Compensation Committee and the Board of Directors believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate key personnel to produce a superior shareholder return.

     The 1995 Plan does not replace the Company's 1992 Stock Incentive Plan, under which approximately 148,000 shares of Company Common Stock remain available for awards. Notwithstanding approval of the 1995 Plan by the shareholders, additional awards may be made under the 1992 Stock Incentive Plan and the Company's Restricted Stock Plan for Nonemployee Directors (the "Director Plan") and, assuming shareholder approval of amendments to and restatement of the Director Plan (see "Approval of Amendments to and Restatement of Restricted Stock Plan for Nonemployee Directors"), under the Director Plan as so amended and restated (the "Restated Director Plan"). Grants and awards heretofore or hereafter made under such plans will be governed by such plans.

     The 1995 Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding deductibility of executive compensation. The basic features of the Plan are summarized below.

PURPOSE

     The purpose of the 1995 Plan is to motivate key personnel to produce a superior return to the shareholders of the Company by offering such individuals an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate performance. The 1995 Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

ADMINISTRATION

     The 1995 Plan will be administered by a committee (the "Committee") of three or more directors who are "disinterested persons" within the meaning of Rule 16b-3 ("Exchange Act Rule 16b-3") under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company currently expects that the Executive Compensation Committee of the Board of Directors will be the Committee that administers the 1995 Plan, all of whose members are both "disinterested directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code. The Committee will have the exclusive power to make awards under the 1995 Plan and to determine when and to whom awards will be granted, and the form, amount and other terms and conditions of each award, subject to the provisions of the 1995 Plan. The Committee will have the authority to interpret the 1995 Plan and any award or agreement made under the 1995 Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the 1995 Plan, to determine the terms and provisions of any agreements entered into under the 1995 Plan (not inconsistent with the 1995 Plan), and to make all other determinations necessary or advisable for the administration of the 1995 Plan. The Committee may delegate all or part of its responsibilities under the 1995 Plan to persons who are not "disinterested persons" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

ELIGIBILITY AND NUMBER OF SHARES

     All employees of the Company and its affiliates will be eligible to receive awards under the 1995 Plan at the discretion of the Committee. Awards other than incentive stock options (see "Types of Awards" below) also may be awarded by the Committee to individuals who are not employees but who provide services to the Company or its affiliates in the capacity of an independent contractor. The Company and its affiliates currently have approximately 1,900 full-time employees.

     As of February 10, 1995, the effective date of the 1995 Plan, the total number of shares of Company Common Stock available for distribution under the 1995 Plan was 250,000 (subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company, including the two-for-one stock split that will become effective on April 26, 1995).
After the April 1995 stock split, the number of shares available for distribution under the 1995 Plan will be adjusted to 500,000 shares (less shares, adjusted for the stock split, that are the subject of outstanding awards that have been made subject to shareholder approval). No participant may receive any combination of options and stock appreciation rights relating to more than 50,000 (100,000 split-adjusted) shares in the aggregate in any year under the 1995 Plan. No participant may receive performance shares relating to more than 50,000 (100,000 split-adjusted) shares pursuant to awards in any year under the 1995 Plan. No more than 25% of all shares subject to the 1995 Plan may be granted in the aggregate pursuant to restricted stock and other stock-based awards (as defined in "Types of Awards" below).

     The 1995 Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendment by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the recipient and are not required as a matter of law. Any shares of Company Common Stock subject to an award under the 1995 Plan which are not used because the award expires without all shares subject thereto having been issued or because the terms and conditions of the award are not met may again be used for an award under the 1995 Plan. Any shares that are the subject of awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such award also may again be used for an award under the 1995 Plan. Moreover, if a participant exercises a stock appreciation right, any shares covered by the stock appreciation right in excess of the number of shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of shares equal in value to the amount of such settlement, based on the fair market value, as defined in the 1995 Plan, of such shares on the date of such exercise) may again be used for an award under the 1995 Plan. If, in accordance with the 1995 Plan, a participant uses shares to pay a purchase or exercise price, including an option exercise price, or to satisfy tax withholdings, such shares may again be used for an award under the 1995 Plan.

TYPES OF AWARDS

     The types of awards that may be granted under the 1995 Plan include incentive and nonqualified stock options, stock appreciation rights, restricted stock, performance shares and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance shares). Subject to certain restrictions applicable to incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee, but in no event may the term of an award be longer than ten years after the date of grant.

     In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the 1995 Plan are as follows:

     INCENTIVE AND NONQUALIFIED STOCK OPTIONS. Both incentive and nonqualified stock options may be granted to recipients at such exercise prices as the Committee may determine but not less than 100% of their fair market value (as defined in the 1995 Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (a) no incentive stock options may be granted more than ten years after the effective date of the 1995 Plan, (b) an incentive stock option shall not be exercisable more than ten years after the date of grant and (c) the aggregate fair market value of the shares of Company Common Stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the 1995 Plan or any other plan of the Company. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than 10% of the combined voting power of all classes of stock of the Company.

     The purchase price payable upon exercise of options may be paid in cash, or, if the Committee permits, by reducing the number of shares delivered to the participant or by delivering stock already owned by the participant (where the fair market value of the shares withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the related agreement. The participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The agreement relating to any option may provide for the issuance of "reload" options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the participant will, either automatically or subject to subsequent Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery to the Company of shares held by such participant. The reload option will be an option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option and will have a per share exercise price equal to the fair market value of a share as of the date of exercise of the original option.

     STOCK APPRECIATION RIGHTS AND PERFORMANCE SHARES. The value of a stock appreciation right granted to a recipient is determined by the appreciation in Company Common Stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of Company Common Stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option. No stock appreciation right may be exercised less than six months from the date it is granted unless the recipient dies or becomes disabled.

     Performance shares entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profits after taxes), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance. The value in dollars is determined when the award is earned based on the fair market value of a share on the last day of the performance period.

     Payments with respect to stock appreciation rights and performance shares may be paid in cash, shares of Company Common Stock or a combination of cash and shares as determined by the Committee, provided that at least 25% of the value of vested performance shares must be distributed in the form of stock. The Committee may require or permit participants to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the 1995 Plan.

     RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. Company Common Stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. Awards of restricted stock may, in the discretion of the Committee, provide the participant with dividends and voting rights prior to vesting. No award of restricted stock may vest earlier than one year from the date of grant, except in the circumstances provided in the applicable agreement. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock and phantom securities.

TRANSFERABILITY

     During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative or, if so provided in the applicable agreement in the case of a nonqualified stock option, a permitted transferee as hereafter described) may exercise an option or stock appreciation right or receive payment with respect to performance shares or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance shares or other award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so will not be effective, except that an agreement may provide that (a) an award may be transferable to a successor in the event of a participant's death and (b) a nonqualified stock option may be transferable to any member of a participant's "immediate family" (as such term is defined in Rule 16a-1(e) under the Exchange
Act) or to a trust whose beneficiaries are members of such participant's "immediate family" or partnerships in which such family members are the only partners, provided that the participant receives no consideration for the transfer and such transferred nonqualified stock option will remain subject to the same terms and conditions as were applicable to such option immediately prior to its transfer.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS

     The Committee may accelerate vesting requirements, performance periods and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, which may include, without limitation, acceleration resulting from a "change in control" or a "fundamental change" (as those terms are defined in the 1995 Plan), or the participant's death, disability or retirement.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATION

     The 1995 Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the 1995 Plan is terminated as described below.

     In the event of a "fundamental change," recapitalizations, stock dividends, stock splits or other relevant changes, the Committee has the discretion to adjust the number and type of shares available for awards or the number and type of shares and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance shares and payments with regard thereto. Adjustments in performance targets and payments on performance shares are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a "change in control."

     The 1995 Plan also gives the Board the right to amend, modify, terminate or suspend the Plan, except that amendments to the Plan are subject to shareholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

     Under the 1995 Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients in the event of a "fundamental change" (defined as certain dissolutions, liquidations, mergers, consolidations, statutory share exchanges or other similar events Involving the Company).

FEDERAL TAX CONSIDERATIONS

     The Company has been advised by its counsel that awards made under the 1995 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

     INCENTIVE STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the 1995 Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

     Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

     The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a nonqualified stock option, the tax consequences of which are discussed below.

     NONQUALIFIED STOCK OPTIONS. A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a nonqualified stock option is granted under the 1995 Plan. At the time of exercise of a nonqualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

     STOCK APPRECIATION RIGHTS AND PERFORMANCE SHARES. Generally (a) the recipient will not realize income upon the grant of a stock appreciation right or performance share award, (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock or a combination of cash and shares are delivered to the recipient upon exercise of a stock appreciation right or in payment of the performance share award and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares.

     RESTRICTED AND UNRESTRICTED STOCK. Unless the recipient files an election to be taxed under Section 83(b) of the Code, (a) the recipient will not realize income upon the grant of restricted stock, (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire, and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

     With respect to awards of unrestricted stock, (a) the recipient will realize ordinary income and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock, and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

     When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

WITHHOLDING

     The 1995 Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant. Unless otherwise permitted by the Committee, the use of stock to satisfy withholding obligations is subject to certain restrictions if the participant is subject to the reporting requirements of Section 16 of the Exchange Act.

NEW PLAN BENEFITS

     The awards of nonqualified stock options shown below were granted by the Executive Compensation Committee in February 1995, subject to approval of the 1995 Plan by the shareholders at the 1995 Annual Meeting of Shareholders. The size of the stock option awards was determined by the Executive Compensation Committee based on the amount necessary to bring executives up to a level consistent with the averages of other U.S. durable goods manufacturers, after adjusting for sales volume.

                             1995 STOCK OPTION AWARDS TO EMPLOYEES

                                                                       POTENTIAL REALIZABLE VALUE
                                                                          AT ASSUMED ANNUAL RATES
                                                                       OF STOCK PRICE APPRECIATION
                                                                           FOR THE OPTION TERM
                                                                    --------------------------------
                              OPTIONS      EXERCISE     EXPIRATION
NAME AND POSITION             GRANTED        PRICE         DATE       0%        5%(2)     10%(2)
                                (#)        ($/SH)(1)                  ($)        ($)       ($)
----------------------------------------------------------------------------------------------------
Roger L. Hale                 18,500        47.375        2/10/05      0       551,187   1,396,816
President and
Chief Executive Officer

Douglas R. Hoelscher           2,900        47.375        2/10/05      0        86,402     218,960
Senior Vice President

Richard A. Snyder              2,900        47.375        2/10/05      0        86,402     218,960
Vice President, Treasurer and
Chief Financial Officer

Janet M. Dolan                 3,000        47.375        2/10/05      0        89,382     226,511
Senior Vice President
and General Counsel

Keith D. Payden                1,700        47.375        2/10/05      0        50,650     128,356
Vice President

All executive officers
    as a group                33,450        47.375        2/10/05      0       996,605   2,525,594

All non-executive officer     17,280        47.375        2/10/05      0       514,838   1,304,701
    employees as a group


                                       19

(1) The fair market value of a share on February 10, 1995, the date of grant of the options. Pursuant to the 1995 Plan, such fair market value was $47.375, the closing sale price of a share on the NASDAQ National Market System on February 9, 1995. The closing price of the Company's Common Stock on March 13, 1995, was $50.00 per share.

(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore are not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

VOTING REQUIREMENTS; RECOMMENDATION

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of the 1995 Plan. Proxies solicited by the Board of Directors will be voted for approval of the 1995 Plan, unless shareholders specify otherwise in their proxies.

     For this purpose, a shareholder voting through a Proxy who abstains with respect to approval of the 1995 Plan is considered to be present and entitled to vote on the approval of the 1995 Plan at the Annual Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the approval of the 1995 Plan shall not be considered present and entitled to vote on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 STOCK INCENTIVE PLAN.


                  APPROVAL OF AMENDMENTS TO AND RESTATEMENT OF
                 RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS

     The Board of Directors of the Company adopted, and the shareholders approved effective May 7, 1993, the Tennant Company Restricted Stock Plan for Nonemployee Directors (the "Director Plan"). The Board has adopted, effective January 1, 1995, subject to shareholder approval, and recommends that the shareholders vote in favor of approval and ratification of, certain amendments to and restatement of the Director Plan (the "Restated Director Plan"). A copy of the Restated Director Plan is attached hereto as Appendix B, and the following discussion is qualified in its entirety by reference to the full text of the Restated Director Plan. The object of the Restated Director Plan is to facilitate ownership of Company Common Stock by the Company's nonemployee directors. Eight of the Company's nine current directors are not employees of the Company.

     The designated amount of the annual retainer for nonemployee directors is currently $14,000. The Director Plan provided that each participant would receive all of his or her annual retainer in the form of shares of restricted stock ("Restricted Shares"). The Restricted Shares were to be awarded on the first business day of the Board Year (defined in the Director Plan and the Restated Director Plan as the period beginning on the day following each annual meeting and ending on the day of the next succeeding annual meeting) commencing in 1993, and on the first business day of each third Board Year thereafter through the Board Year commencing in 2002. Each award of Restricted Shares under the Director Plan was to equal 100% of the anticipated amount of the annual retainer for the next three successive years following the issuance date. The number of Restricted Shares to be issued was based upon the Fair Market Value of such Restricted Shares, which is defined by both the Director Plan and the Restated Director Plan as the average closing price of shares of Company Common Stock on the NASDAQ National Market System on the last ten trading days preceding the day on which such Restricted Shares are issued. Nonemployee directors who were elected or appointed to the Board on a date other than a regular issuance date (i.e., the first business day of the Board Years commencing in 1993, 1996, 1999 and 2002) would receive a pro-rated number of Restricted Shares.

     The Restated Director Plan continues to provide that each participating nonemployee director will receive Restricted Shares in lieu of his or her annual retainer, but provides that the number of Restricted Shares shall be that number of shares that has a Fair Market Value equal to 150% of the annual retainer for the periods in question. Under the Restated Director Plan, nonemployee directors elected to the Board at the annual meeting of shareholders held in 1993, and any nonemployee director first elected or appointed to the Board after the annual meeting of shareholders in 1993 and on or before January 1, 1995, has been issued Restricted Shares having a Fair Market Value equal to 100% of his or her annual retainer through the end of the Board Year ending on the date of the annual meeting of shareholders of the Company to be held in 1996. In addition, under the Restated Director Plan, subject to shareholder approval of the Restated Director Plan, on the first business day of January 1995, each then incumbent nonemployee director was granted Restricted Shares having a Fair Market Value equal to 50% of his or her annual retainer for the period from January 1, 1995, through the end of the Board Year ending on the date of the annual meeting of shareholders of the Company in 1996.

     Under the Restated Director Plan: each nonemployee director first elected or appointed to the Board after January 1, 1995, and before the annual meeting of shareholders of the Company to be held in 1996 will be issued in lieu of his or her annual retainer for the period from the date he or she was first elected or appointed to the Board through the end of the Board Year ending with the annual meeting of shareholders of the Company in 1996, Restricted Shares having a Fair Market Value equal to 150% of the anticipated amount of the annual retainer for such period; each nonemployee director elected to the Board at the annual meetings of shareholders of the Company in 1996, 1999, and 2002 will be issued, on the day following such meeting date, in lieu of his or her annual retainer for the next three successive years following the issuance date, Restricted Shares having a Fair Market value equal to 150% of the anticipated amount of the annual retainer for such three year period; and each nonemployee director first elected or appointed to the Board after the annual meeting of shareholders of the Company in 1996 and on a date other than a regular issuance date will be issued, in lieu of his or her annual retainer for the period from such election or appointment through the end of the Board Year ending on the date of the annual meeting of shareholders of the Company immediately preceding the next regular issuance date, Restricted Shares having a Fair Market Value equal to 150% of the anticipated amount of the annual retainer for such period.

     As did the Director Plan, the Restated Director Plan provides that the restrictions on the Restricted Shares will lapse upon the first of the following events: (a) death of the participant; (b) disability of the participant preventing continued service on the Board; (c) retirement of the participant from the Board in accordance with the policy, if any, on retirement of Board members then in effect; (d) termination of service as a director by reason of
(i) resignation at the request of the Board, (ii) the director's failure to have been nominated for reelection to the Board or to have been reelected by the shareholders of the Company, or (iii) the director's removal by the shareholders of the Company; or (e) a change in control (described below) of the Company shall occur. Notwithstanding any of the above events, in no event shall restrictions on Restricted Shares under both the Director Plan and the Restated Director Plan lapse prior to the expiration of six months after the date of issuance of the Restricted Shares. Under both the Director Plan and the Restated Director Plan: during the restriction period, the participant has the right to vote the Restricted Shares, the right to receive dividends and all other rights as a shareholder with respect to the Restricted Shares but may not transfer or encumber the Restricted Shares; upon the occurrence of an event causing the restrictions on the Restricted Shares to lapse, Restricted Shares issued to the participant in payment of the annual retainer for Board Years commencing following the occurrence of the event shall be forfeited and revert to the Company; and if a participant ceases to be a director of the Company within six months after the date of an issuance of Restricted Shares for any reason, or thereafter for any reason other than the events set forth above, Restricted Shares issued to the participant shall be forfeited and revert to the Company.

     The definition of change in control, as well as the consequences of the occurrence of such an event, are the same in the Director Plan and the Restated Director Plan. Both provide that upon the occurrence of a change in control, the restrictions on the Restricted Shares issued for the then current and all previous Board Years shall lapse. A change in control includes beneficial ownership of 30% or more of the outstanding voting stock of the Company by any persons or group (other than the Company or a subsidiary); the majority of the directors of the Company being persons other than persons for whose election proxies shall have been solicited by the Board of Directors, subject to certain exceptions; or approval by the shareholders of a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation with a subsidiary or a merger in which the Company survives and its outstanding voting stock is not converted or its shareholders have more than

70% of the voting interest and Common Stock interest in the surviving corporation or its parent), a disposition of substantially all assets of the Company, a liquidation or dissolution of the Company, or a statutory exchange of voting stock of the Company held by then existing shareholders.

     Both the Director Plan and the Restated Director Plan provide that the Company shall have the right to require participants to remit to the Company an amount sufficient to satisfy any applicable federal, state and local withholding state requirements.

     The Restated Director Plan provides that if the annual retainer is decreased, there shall be no adjustment in the number of Restricted Shares previously issued pursuant to the Restated Director Plan. If the annual retainer is increased effective as of any date other than a regular issuance date then each then incumbent nonemployee director (other than a nonemployee director first elected or appointed to the Board on the date preceding the date such increased annual retainer became effective) shall be issued, in lieu of such increased amount of annual retainer for the period from the date such increased annual retainer became effective until the next regular issuance date, Restricted Shares having a Fair Market Value equal to 150% of the amount by which the annual retainer for such period was increased. For this purpose, the annual retainer for any fraction of a Board Year shall be pro-rated. For purposes of the Restated Director Plan, the annual retainer may not be changed more than once every six months.

     The Director Plan provided that no Restricted Shares would be issued pursuant thereto in payment of any annual retainer for any period commencing after the annual meeting of the Company's shareholders in 2003. The Restated Director Plan provides that no Restricted Shares shall be issued in lieu of any annual retainer for any period commencing after the annual meeting of the Company's shareholders in 2005. Under the Restated Director Plan, nonemployee directors elected to the Board at the annual meeting of the Company's shareholders in 2002 will be issued Restricted Shares in lieu of the annual retainer for the full three Board Year period commencing on the day following the date of the annual meeting of the Company's shareholders in 2002.

     The Restated Director Plan provides that the number of shares available for issuance pursuant thereto shall be adjusted in the event of stock dividends, stock splits and other recapitalizations, mergers and similar corporate changes; and, following the effectiveness of the Company's two-for-one stock split that will become effective on April 26, 1995, 50,000 shares (less shares previously issued) will be available for issuance pursuant to the Restated Director Plan. To date, 7,657 (pre-split) Restricted Shares have been issued under the Director Plan and an additional 1,624 (pre-split) Restricted Shares have been issued, subject to shareholder approval, under the Restated Director Plan. The Fair Market Value used to determine the number of Restricted Shares issued (subject to shareholder approval) on January 1, 1995, was $46.15, based upon the average closing price of a share of Common Stock of the Company on the NASDAQ National Market System on the ten trading days preceding January 1, 1995.

     See "Approval of 1995 Stock Incentive Plan" for a current market price of the Company's Common Stock.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of the amendment and restatement of the Director Plan. Proxies solicited by the Board of Directors will be voted for approval of the amendment and restatement of the Director Plan, unless shareholders specify otherwise in their proxies.

     For this purpose, a shareholder voting through a Proxy who abstains with respect to approval of the amendment and restatement of the Director Plan is considered to be present and entitled to vote on the approval of the amendment and restatement of the Director Plan at the Annual Meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the approval of the amendment and restatement of the Director Plan shall not be considered present and entitled to vote on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS.

                             APPOINTMENT OF AUDITORS

     At the meeting, a vote will be taken on a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1995. KPMG Peat Marwick LLP are independent accountants and auditors who have audited the accounts of the Company annually since 1954. The Company has been advised that a representative of the firm will attend the shareholders' meeting. The representative will be available to respond to appropriate questions and will be given the opportunity to make a statement if the firm desires to do so.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the next Annual Meeting should be sent to the Secretary of the Company at 701 North Lilac Drive, P.O. Box 1452, Minneapolis, Minnesota 55440, and must be received on or before November 27, 1995, to be eligible for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

                                  OTHER MATTERS

     So far as the management is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the same in accordance with their judgment on such other matters.



March 27, 1995                                By Order of the Board of Directors
                                                  Bruce J. Borgerding, Secretary

                                                                     Appendix A

                                 TENNANT COMPANY
                            1995 STOCK INCENTIVE PLAN
                          (EFFECTIVE FEBRUARY 10, 1995)

     1. PURPOSE. The purpose of this 1995 Stock Incentive Plan (the "Plan") is to motivate key personnel to produce a superior return to the shareholders of Tennant Company (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

     2. DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below.

          (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

          (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

          (c) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

          (d)  "Board" means the Board of Directors of the Company.

          (e)  "Change in Control" means:

               (i) a majority of the directors of the Company shall be persons other than persons

                         (A) for whose election proxies shall have been solicited by the Board or

                         (B) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

               (ii) 30% or more of the (1) combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities") or (2) the then outstanding Shares of Stock ("Outstanding Company Common Stock") is acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute Changes in Control pursuant to this paragraph 2(e)(ii):

                         (A) any acquisition or beneficial ownership by the Company or a Subsidiary, or

                         (B) any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries,

                         (C) any acquisition or beneficial ownership by the Participant or any group that includes the Participant, or

                         (D) any acquisition or beneficial ownership by a Parent or its wholly owned subsidiaries, as long as they shall remain wholly owned subsidiaries, of 100% of the Outstanding Company Voting Securities as a result of a merger or statutory share exchange which complies with paragraph 2(e)(iii)(A)(2) or the exception in paragraph 2(e)(iii)(B) hereof in all respects,

               (iii) the shareholders of the Company approve a definitive agreement or plan to

                         (A) merge or consolidate the Company with or into another corporation (other than (1) a merger or consolidation with a Subsidiary or (2) a merger in which

                              (a)  the Company is the surviving corporation,

                              (b) no Outstanding Company Voting Securities or Outstanding Company Common Stock (other than fractional shares) held by shareholders of the Company immediately prior to the merger is converted into cash, securities, or other property (except (i) voting stock of a Parent owning directly, or indirectly through wholly owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the Merger or (ii) cash upon the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights),

                              (c) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of the surviving corporation or its Parent entitled to vote generally in the election of directors, and

                              (d)  if voting securities of the Parent are
                         exchanged for Outstanding Company Voting Securities in the merger, all holders of any class or series of Outstanding Company Voting Securities immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series),

                         (B) exchange, pursuant to a statutory share exchange, Outstanding Company Voting Securities of any one or more classes or series held by shareholders of the Company immediately prior to the exchange for cash, securities or other property, except for (a) voting stock of a Parent owning directly, or indirectly through wholly owned subsidiaries, both beneficially and of record 100% of the Outstanding Company Voting Securities immediately after the statutory share exchange if (i) the persons who were the beneficial owners, respectively, of the Outstanding Company Voting Securities and Outstanding Company Common Stock immediately prior to such statutory share exchange own, directly or indirectly, immediately after the statutory share exchange more than 70% of, respectively, the then outstanding common stock and the voting power of the then outstanding voting securities of such Parent entitled to vote generally in the election of directors, and (ii) all holders of any class or series of Outstanding Company Voting Securities immediately prior to the statutory share exchange have the right to receive substantially the same per share consideration in exchange for their Outstanding Company Voting Securities as all other holders of such class or series or (b) cash with respect to fractional shares of Outstanding Company Voting Securities or payable as a result of the exercise by holders of Outstanding Company Voting Securities of statutory dissenters' rights,

                         (C) sell or otherwise dispose of all or substantially all of the assets of the Company (in one transaction or a series of transactions), or

                         (D)  liquidate or dissolve the Company,

               unless a majority of the voting stock (or the voting equity interest) of the surviving corporation or its parent corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company (in the case of a merger, consolidation or disposition of assets) or the Company or its Parent (in the case of a statutory share exchange) is, immediately following the merger, consolidation, statutory share exchange or disposition of assets, beneficially owned by the Participant or a group of persons, including the Participant, acting in concert.

          (f) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

          (g) "Committee" means three or more Disinterested Persons designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3.

          (h) "Company" means Tennant Company, a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

          (i) "Disability" means the disability of a Participant such that the Participant is considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or as otherwise determined by the Committee.

          (j) "Disinterested Person" means a member of the Board who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3.

          (k) "Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

          (m) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

               (i) the closing sale price of a Share (A) on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, or (B) if the Shares are not traded on such system, on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (C) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

               (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

          However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 12(f) hereof.

          (n) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

          (o) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

          (p) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          (q) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

          (r) "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

          (s)  "Parent" means a "parent corporation," as that term is defined in
     Section 424(e) of the Code, or any successor provision.

          (t)  "Participant" means an Employee to whom an Award is made.

          (u) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

          (v) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

          (w) "Plan" means this 1995 Stock Incentive Plan, as amended and in effect from time to time.

          (x) "Restricted Stock" means Stock granted under Section 10 hereof so long as such Stock remains subject to one or more restrictions.

          (y) "Retirement" means termination of employment on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or termination of employment on or after age 62, provided in either case that the Employee has given the Company at least six months' prior written notice of such termination, or as otherwise determined by the Committee.

          (z)  "Share" means a share of Stock.

          (aa) "Stock" means the common stock, $.375 par value per share (as such par value may be adjusted from time to time), of the Company.

          (bb) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

          (cc) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

          (dd) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under
     Section 12(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

          (ee) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

          Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

     3.   ADMINISTRATION.

          (a) AUTHORITY OF COMMITTEE. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or canceled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

          (b) DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to persons who are not Disinterested Persons for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

          (c) RULE 16B-3 COMPLIANCE. It is intended that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(c), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

          (d) INDEMNIFICATION. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

     4.   SHARES AVAILABLE; MAXIMUM PAYOUTS.

          (a) SHARES AVAILABLE. The number of Shares available for distribution under this Plan is 250,000, based upon the authorized shares of the Company on February 10, 1995, the effective date of this Plan (subject to adjustment under Section 12(f) hereof).

          (b) SHARES AGAIN AVAILABLE. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the Award expires without all Shares subject to such Award having been issued or because the terms and conditions of the Award are not met may again be used for an Award under this Plan. Any Shares that are the subject of Awards which are subsequently forfeited to the Company pursuant to the restrictions applicable to such Award may again be used for an Award under this Plan. If a Participant exercises a Stock Appreciation Right, any Shares covered by the Stock Appreciation Right in excess of the number of Shares issued (or, in the case of a settlement in cash or any other form of property, in excess of the number of Shares equal in value to the amount of such settlement, based on the Fair Market Value of such Shares on the date of such exercise) may again be used for an Award under this Plan. If, in accordance with the Plan, a Participant uses Shares to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, such Shares may again be used for an Award under this Plan.

          (c) UNEXERCISED AWARDS. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

          (d) NO FRACTIONAL SHARES. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share.

          (e) MAXIMUM PAYOUTS. No more than 25% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock and Other Stock-Based Awards.

     5. ELIGIBILITY. Awards may be granted under this Plan to any Employee at the discretion of the Committee.

     6.   GENERAL TERMS OF AWARDS.

          (a) AWARDS. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time, the attainment of specified performance conditions or otherwise).

          (b) AMOUNT OF AWARDS. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

          (c) TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

          (d) AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

          (e) TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a Non-Qualified Stock Option shall be transferable to any member of a Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (1) the Participant receives no consideration for the transfer and (2) such transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Stock Option immediately prior to its transfer.

          (f) TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement, in case of termination of employment, the following provisions shall apply:

               (1)  OPTIONS AND STOCK APPRECIATION RIGHTS.

                    (i) DEATH. If a Participant who has been granted an Option or Stock Appreciation Rights shall die before such Option or Stock Appreciation Rights have expired, the Option or Stock Appreciation Rights shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within five years after the date of the Participant's death.

                    (ii) DISABILITY OR RETIREMENT. If a Participant's employment terminates because of Disability or Retirement, the Option or Stock Appreciation Rights shall become exercisable in full, and the Participant may exercise his or her Options or Stock Appreciation Rights at any time, or from time to time, within (x) five years after the date of such termination if such termination results from the Participant's disability or (y) within three months, or such longer period as the Committee may permit, after the date of such termination if such termination results from the Participant's retirement.

                    (iii) REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. If a Participant's employment terminates for any reason other than death, Disability or Retirement, the unvested or unexercised portion of any Award held by such Participant shall terminate at the date of termination of employment.

                    (iv) EXPIRATION OF TERM. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

               (2) PERFORMANCE SHARES. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement, the Participant shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

               (3) RESTRICTED STOCK. Unless otherwise provided in the applicable Agreement, in case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive that number of shares of Restricted Stock under outstanding Awards which has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse.

          (g) RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

     7.   STOCK OPTIONS.

     (a) TERMS OF ALL OPTIONS. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash or, if the Committee so permits, through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or delivery to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. If the Committee so determines, the Agreement relating to any Option may provide for the issuance of "reload" Options pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Exchange Act Rule 16b-3 or any other applicable law, the Participant will, either automatically or subject to subsequent Committee approval, be granted a new Option when the payment of the exercise price of the original Option, or the payment of tax withholdings pursuant to Section 12(d) hereof, is made through the delivery to the Company of Shares held by such Participant, such new "reload" Option (i) being an Option to purchase the number of Shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original Option, and (ii) having a per Share exercise price equal to the Fair Market Value as of the date of exercise of the original Option. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Participant may receive any combination of Options to purchase and Stock Appreciation Rights relating to more than 50,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

          (b) INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

               (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

               (ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

               (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

               (iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

     8. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. Notwithstanding anything to the contrary stated in this Plan, no Stock Appreciation Right shall be exercisable prior to six months from the date of grant except in the event of the death or Disability of the Participant. No Stock Appreciation Right shall be exercisable at any time after its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right. As specified in Section 7(a) hereof, no Participant may receive any combination of Options to purchase and Stock Appreciation Rights relating to more than 50,000 Shares in the aggregate pursuant to Awards in any year under this Plan.

     9.   PERFORMANCE SHARES.

          (a) INITIAL AWARD. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee, provided that at least 25% of the value of the vested Performance Shares shall be distributed in the form of Stock. With respect to those Participants who are "covered employees" within the meaning of
     Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of earnings or earnings per share before income tax (profit before taxes), net earnings or net earnings per share (profits after tax), inventory, total, or net operating asset turnover, operating income, total shareholder return, return on equity, pre-tax and pre-interest expense return on average invested capital, which may be expressed on a current value basis, or sales growth, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 50,000 Shares pursuant to Awards in any year under this Plan.

          (b) ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 12(f) hereof.

          (c) VALUATION. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the Fair Market Value of a Share on the last day of such Performance Period.

     10. RESTRICTED STOCK. Subject to Section 4(e), Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.

     11. OTHER STOCK-BASED AWARDS. Subject to Section 4(e), the Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

     12.  GENERAL PROVISIONS.

          (a) EFFECTIVE DATE OF THIS PLAN. This Plan shall become effective as of February 10,1995, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than May 31, 1995. If this Plan is not so approved by such holders, any Awards granted under this Plan subject to such approval shall be null and void.

          (b) DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 12(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

          (c) RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

          (d) TAX WITHHOLDING. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and Medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the individual may elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such individual or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws, subject to the limitations of the following sentence. Unless the Committee otherwise permits, such elections are subject to the following limitations if, and to the extent, such limitations are necessary to comply with Exchange Act Rule 16b-3 or any successor provision:

               (1) Except as set forth in clause (iii) below, any such election by a Participant who is then subject to the reporting requirements of
          Section 16 of the Exchange Act or any successor provision ("Section 16") or a Successor of such a Participant shall be subject to the conditions set forth in clauses (i) and (ii) below:

                    (i) (A) the election shall be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date, or (B) the election shall be made at least six months prior to the date the Award is paid to the Participant;

                    (ii) a period of at least six months shall elapse between the date of grant of the Award to which the payment relates and the date such Award is paid to the Participant; provided, however, that such restriction does not apply in the event death or Disability of the Participant occurs prior to such election and during that six-month period;

                    (iii) notwithstanding the foregoing, a Participant who
               tenders previously owned Shares to the Company in payment of the purchase price of Shares in connection with exercise of an Option may also tender previously owned Shares to the Company in satisfaction of any tax withholding obligations in connection with such Option exercise without regard to the time periods set forth in clauses (i) and (ii) above.


          The foregoing restrictions do not apply to any Participant who is not subject to the reporting requirements of Section 16 at the time of the election.

               (2) Any such election by a Participant who is subject to the reporting requirements of Section 16 at the time is irrevocable and is subject to approval by the Committee. The Committee's approval may be granted in advance but is subject to revocation by the Committee at any time.

          (e) AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN. Except as provided in this Section 12(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 12(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor under an Award granted before the date of termination, suspension or modification, unless otherwise agreed by the Participant in the Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 12(f) hereof does not adversely affect any right of a Participant under an Award.

          (f) ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under this Plan, in the limitations on the number and type of Shares that may be issued to an individual Participant, in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 12(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

          (g)  FUNDAMENTAL CHANGE.  In the event of a proposed Fundamental
     Change: (a) involving a merger, consolidation or statutory share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the Parent of such surviving corporation, to be issuable upon the exercise of options or used to calculate payments upon the exercise of stock appreciation rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or (b) involving the dissolution or liquidation of the Company, the Committee may, but shall not be obligated to, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 12(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section 12(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right that has been outstanding for at least six months and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 12(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 12(g) if such Option or Stock Appreciation Right shall have expired pursuant to an Agreement. For purposes of this Section 12(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

          (h) OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

          (i) BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

          (j) UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.


          (k)  LIMITS OF LIABILITY.

               (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

               (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

          (l) COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges, if any, on which the Company's Shares may, at the time, be listed.

          (m) DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

     13. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

     14. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     15. PRIOR PLAN. Notwithstanding the adoption of this Plan by the Board and approval of this Plan by the Company's shareholders as provided by Section 12(a) hereof, the Company's 1992 Stock Incentive Plan, as amended (the "Incentive Plan"), shall remain in effect and the Committee may continue to make grants of performance shares, restricted stock and any other awards pursuant to and subject to the limitations of the Incentive Plan. All grants and awards heretofore or hereafter made under the Incentive Plan shall be governed by the terms of the Incentive Plan.

                                                                     Appendix B

                                 TENNANT COMPANY
                                 ("CORPORATION")
                 RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS
                                    ("PLAN")
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1995)


 1.  COMPENSATION.

          Members of the Corporation's board of directors (the "Board") who are not employees of the Corporation ("Nonemployee Directors") are compensated by means of fees including: (i) an annual retainer designated as a fixed dollar amount ("Annual Retainer") for the year which commences on the day immediately after the date of each Annual Meeting of the Corporation's shareholders and ends on the day of the next succeeding Annual Meeting ("Board Year"); and
(ii) meeting fees for attendance at meetings of the Board and committees thereof.

 2.  PURPOSE; DEFINITIONS.

          The purpose of the Plan is to provide for the issuance of shares of the Corporation's common stock ("Shares") in lieu of the Annual Retainer, such Shares generally to be issued at the commencement of every third Board Year in lieu of the Annual Retainers for the three succeeding Board Years.

          For purposes of the Plan: (i) the first business day of the Board Year commencing in 1993 and the first business day of every third Board Year thereafter shall each be referred to as a "Regular Issuance Date"; and (ii) the Annual Retainers for the two Board Years succeeding the Board Year in which a Regular Issuance Date occurs shall be assumed to be in an amount equal to the Annual Retainer for the Board Year in which such Regular Issuance Date occurs.

 3.  ISSUANCE OF RESTRICTED SHARES.

          (a) In lieu of the Annual Retainers for the Board Year commencing in 1993 and the next two succeeding Board Years: (i) on the first business day of the Board Year commencing in 1993, the Corporation shall issue to each then incumbent Nonemployee Director Restricted Shares (as hereinafter defined) having a Fair Market Value (as hereinafter defined) equal to 100% of the Annual Retainers for such three Board Years; and (ii) on the first business day of January, 1995, the Corporation shall issue to each then incumbent Nonemployee Director Restricted Shares having a fair market value equal to 50% of the Annual Retainers for the remaining portion (pro-rated based on the number of days remaining in such Board Year) of the Board Year commencing in 1994 and the Board Year commencing in 1995.

          (b) On the Regular Issuance Date in the years 1996, 1999 and 2002, the Corporation shall issue to each then incumbent Nonemployee Director, in lieu of the Annual Retainers for the Board Year then commencing and the next two succeeding Board Years, Restricted Shares having a Fair Market Value equal to 150% of the Annual Retainers for such three Board Years.

          (c) With respect to any Nonemployee Director who is first elected or appointed to the Board on a date other than the date of the Annual Meeting of the Corporation's shareholders immediately preceding a Regular Issuance Date, the Corporation shall issue to such Nonemployee Director on the date following the date such Nonemployee Director's service commences, in lieu of the Annual Retainer or Annual Retainers for the period from the date such Nonemployee Director's service commences until the next Regular Issuance Date, Restricted Shares having a Fair Market Value equal to either (i) 100% of the Annual Retainer or Annual Retainers for such period with respect to Nonemployee Directors first elected or appointed to the Board after the Regular Issuance Date in 1993 and on or before January 1, 1995 or (ii) 150% of the Annual Retainer or Annual Retainers for such period with respect to Nonemployee Directors first elected or appointed to the Board after January 1, 1995. For this purpose, the Annual Retainer for any fraction of a Board Year shall be pro-rated based on the portion of the Board Year occurring from and after the date that the Nonemployee Director's service commences.

           (d) The Board may from time to time increase or decrease the designated fixed dollar amount of the Annual Retainer, provided that the Board shall not change the amount of the Annual Retainer for purposes of the Plan more frequently than once every six months. For purposes of the Plan, unless the Board designates a subsequent effective date, any such increase or decrease in the Annual Retainer shall be considered to be effective on the business day immediately following the date on which the Board action was taken resulting in such increase or decrease. If the Annual Retainer is decreased, there shall be no adjustment in the number of Restricted Shares previously issued pursuant to the Plan. If the Annual Retainer is increased effective as of any date other than a Regular Issuance Date, then the Corporation shall, on the date such increased Annual Retainer becomes effective, issue to each then incumbent Nonemployee Director (other than a Nonemployee Director first elected or appointed to the Board on the date preceding the date such increased Annual Retainer became effective), in lieu of such increased amount of Annual Retainer for the period from the date such increased Annual Retainer became effective until the next Regular Issuance Date, Restricted Shares having a Fair Market Value equal to 150% of the amount by which the Annual Retainer or Annual Retainers for such period was increased. For this purpose, the Annual Retainer for any fraction of a Board Year shall be pro-rated based on the portion of the Board Year occurring from and after the date that the increased Annual Retainer became effective.

 4.  FAIR MARKET VALUE.

          For purposes of converting dollar amounts to a number of Restricted Shares, the Fair Market Value of each Restricted Share shall be equal to the average closing price of one share of the Corporation's Shares on the NASDAQ National Market System on the ten trading days preceding the date on which such Restricted Shares are issued.

 5.  RESTRICTED SHARES.

          Shares issued under Section 3 shall be restricted ("Restricted Shares") and may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of (including, without limitation, transfer by gift or donation). Such restrictions shall lapse upon the first to occur of the following events:

          (a)  Death of the Nonemployee Director;

          (b) Disability of the Nonemployee Director preventing continued service on the Board;

          (c) Retirement of the Nonemployee Director from the Board in accordance with the policy of the Corporation, if any, on retirement of Nonemployee Directors then in effect;

          (d) Termination of service as a director by reason of (i) resignation at the request of the Board, (ii) the director's failure to have been nominated for re-election to the Board or to have been re-elected by the shareholders of the Corporation or (iii) the director's removal by the shareholders of the Corporation; or

          (e) A change in control (as defined in Section 6) of the Corporation shall occur.

          Notwithstanding the foregoing, in no event shall the restrictions on the Shares lapse prior to the expiration of six months after the date of the issuance of the Restricted Shares pursuant to this Plan. The certificates for Shares which are subject to this Section may, at the option of the Secretary of the Corporation, be held by the Corporation until the lapse of restrictions as provided in this Section, provided, however, the Nonemployee Director shall be entitled to all voting, dividend and distribution rights for such Shares.

          Upon the occurrence of an event causing the restrictions on Restricted Shares held by a Nonemployee Director to lapse, those Restricted Shares held by such Nonemployee Director as to which the restrictions do not lapse (that is, the number of Restricted Shares issued to such Nonemployee Director in payment of the Annual Retainer for Board Years commencing following the occurrence of such event) shall be forfeited and revert to the Corporation.

 6.  CHANGE IN CONTROL.

          For purposes of this Plan, "change in control" means:

          (a) A majority of the directors of the Corporation shall be persons other than persons

               (i) For whose election proxies shall have been solicited by the Board, or

               (ii) Who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships,

          (b) 30% or more of the outstanding voting stock of the Corporation is acquired or beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto) by any person (other than the Corporation or a subsidiary of the Corporation) or group of persons acting in concert (other than the acquisition and beneficial ownership by a parent corporation or its wholly owned subsidiaries, as long as they remain wholly owned subsidiaries, of 100% of the outstanding voting stock of the Corporation as a result of a merger which complies with paragraph (c)(i) (2) hereof in all respects), or

          (c) The shareholders of the Corporation approve a definitive agreement or plan to

               (i) Merge or consolidate the Corporation with or into another corporation other than

                    (1) a merger or consolidation with a subsidiary of the Corporation or

                    (2)  a merger in which

                         (A)  the Corporation is the surviving corporation,

                         (B)  no outstanding voting stock of the Corporation
(other than fractional shares) held by shareholders immediately prior to the merger is converted into cash, securities, or other property (except (I) voting stock of a parent corporation owning directly, or indirectly through wholly owned subsidiaries, both beneficially and of record 100% of the voting stock of the Corporation immediately after the merger and (II) cash upon the exercise by holders of voting stock of the Corporation of statutory dissenters' rights),

                         (C)  the persons who were the beneficial owners,
respectively, of the outstanding common stock and outstanding voting stock of the Corporation immediately prior to such merger beneficially own, directly or indirectly, immediately after the merger, more than 70% of, respectively, the then outstanding common stock and the then outstanding voting stock of the surviving corporation or its parent corporation, and

                         (D)  if voting stock of the parent corporation is
exchanged for voting stock of the Corporation in the merger, all holders of any class or series of voting stock of the Corporation immediately prior to the merger have the right to receive substantially the same per share consideration in exchange for their voting stock of the Corporation as all other holders of such class or series,

               (ii) exchange, pursuant to a statutory exchange of shares of voting stock of the Corporation held by shareholders of the Corporation immediately prior to the exchange, shares of one or more classes or series of voting stock of the Corporation for cash, securities, or other property,

               (iii) sell or otherwise dispose of all or substantially all of the assets of the Corporation (in one transaction or a series of transactions), or

               (iv)  liquidate or dissolve the Corporation.

 7.  FORFEITURE.

          In addition to the forfeiture provided for in the final paragraph of
Section 5 hereof, if a Nonemployee Director ceases to be a Director of the Corporation within six months after the date of an issuance of Restricted Shares for any reason or thereafter for any reason other than upon the occurrence of one of the events described in Section 5, the Restricted Shares issued to such Nonemployee Director shall be forfeited and revert to the Corporation.

 8.  FRACTIONS OF SHARES.

          The Corporation shall not be required to issue fractions of Shares. Whenever under the terms of the Plan a fractional Share would be required to be issued, an amount in lieu thereof shall be paid in cash for such fractional Share based upon the same Fair Market Value as was utilized to determine the number of Shares to be issued on the relevant issuance date.

 9.  WITHHOLDING TAXES.

          Whenever under the Plan Shares are to be issued, restrictions are to be changed or eliminated or, in the judgment of the Corporation, it is appropriate, the Corporation shall have the right to require the recipient to remit to the Corporation an amount in cash sufficient to satisfy any applicable federal, state and local withholding tax requirements.

10.  GENERAL RESTRICTION.

          The issuance of Shares or the delivery of certificates for such Shares to Nonemployee Directors hereunder shall be subject to the requirement that, if at any time the Secretary of the Corporation shall reasonably determine, in his or her discretion, that the listing, registration or qualification of such Shares upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such issuance or delivery hereunder, such issuance or delivery shall not take place unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Secretary.

11.  AMENDMENT; TERM; SHARES AVAILABLE.

          The Board may, at any time, amend or terminate the Plan; provided that no amendment or termination shall, without the consent of a Nonemployee Director, reduce such Nonemployee Director's rights in respect of Restricted Shares previously granted, and provided further that provisions relating to grants made pursuant to Section 3 may not be amended more often than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. No Shares shall be issued pursuant to this Plan in lieu of any Annual Retainer for any period commencing after the Annual Meeting of the Corporation's shareholders in 2005. Not more than 25,000 Shares may be issued under this Plan; provided, that in the event of a recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change affecting the capitalization of the Corporation, the number of shares issuable under this Plan shall be appropriately adjusted. If at any time there are not sufficient Shares available under this Plan to permit the issuance of all of the Restricted Shares to be issued at such time pursuant to Section 3, then this Plan shall automatically terminate and no further Shares shall be issued hereunder.

12.  RIGHTS UNDER PLAN.

          The Plan confers no right to be nominated or elected to the Board nor does it confer any rights to continue to serve on the Board independent of the Corporation's by-laws and applicable public law. Prior to actual issuance of Shares, no rights to dividends or voting rights are conferred by the Plan.

13.  CONSTRUCTION AND ADMINISTRATION.

          The Plan shall be construed and interpreted in accordance with Minnesota law. The ministerial duties of administering this Plan are delegated to the Secretary.

14.  EFFECTIVENESS.

          The Plan originally became effective on May 7, 1993, and the Plan, as Amended and Restated, shall be effective January 1, 1995; provided, however, that the amendment and restatement of the Plan and the issuance of additional shares pursuant thereto shall be subject to approval by the Corporation's shareholders at the Annual Meeting thereof in the year 1995. If the Plan, as Amended and Restated, is not approved by the shareholders of the Corporation at the Annual Meeting thereof in the year 1995, then the amendment and restatement of the Plan shall be null and void and additional Restricted Shares issued pursuant thereto, together with any dividends or distributions thereon, shall be forfeited and revert to the Corporation.

[Tennant Logo]

PROXY

TENNANT COMPANY
701 NORTH LILAC DRIVE
P.O. BOX 1452
MINNEAPOLIS, MN  55440

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roger L. Hale, William A. Hodder and Arthur R. Schulze, Jr., and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any of them to represent and to vote, as designated below, all the shares of Common Stock of Tennant Company held of record by the undersigned on March 6, 1995, at the Annual Meeting of Shareholders to be held on May 4, 1995, or any adjournment thereof.


1. ELECTION OF DIRECTORS

   FOR all nominees listed below
   (EXCEPT AS MARKED TO THE CONTRARY BELOW) / /

   WITHHOLD AUTHORITY
   To vote for all nominees listed below    / /

   (INSTRUCTION: IF YOU DO NOT WISH TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE FOR BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

       Andrew P. Czajkowski     William A. Hodder     Arthur D. Collins, Jr.

   If elected, the nominees will serve for a term of three years.

2. TO APPROVE AND RATIFY THE TENNANT COMPANY 1995 STOCK INCENTIVE PLAN.
       / /  FOR    / /  AGAINST    / /  ABSTAIN

3. TO APPROVE AND RATIFY AMENDMENTS TO AND RESTATEMENT OF THE RESTRICTED STOCK PLAN FOR NONEMPLOYEE DIRECTORS.
       / /  FOR    / /  AGAINST    / /  ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP as the independent public accountants of the corporation.
       / /  FOR    / /  AGAINST    / /  ABSTAIN

5. IN THEIR DISCRETION, the PROXIES are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                          _______________________________
                                          Signature

                                          Dated:___________________, 1995



                                          PLEASE MARK, SIGN, DATE AND
                                          RETURN THE PROXY PROMPTLY USING
                                          THE ENCLOSED ENVELOPE.